SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 2002

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated November 1, 1999 providing for the issuance of Asset Backed Funding Trust 1999-1, Asset Backed Funding Certificates, Series 1999-1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-02                75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Asset Backed Funding Trust 1999-1, Asset Backed Funding Certificates, Series 1999-1, (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 1999 (the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2002 as Exhibit 99.1.

ASSET BACKED FUNDING CORPORATION
Asset Backed Funding Certificates, Series 1999-1
------------------------------------------------





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein




     Date: October 28, 2002        By: /s/ Diane Wallace
                                     -------------------------------------
                                        Diane Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders October 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                               October 25, 2002

                                         ASSET BACKED FUNDING TRUST 1999-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  October 25, 2002

                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          ORIGINAL             BEGINNING                                                                                ENDING
              FACE             PRINCIPAL                                                     REALIZED   DEFERRED       PRINCIPAL
CLASS        VALUE              BALANCE          PRINCIPAL      INTEREST          TOTAL      LOSSES     INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      51,506,000.00             0.00             0.00                 0.00            0.00     0.00      0.00                0.00
A1F      47,042,000.00    34,972,779.12     1,629,614.07           220,619.95    1,850,234.02     0.00      0.00       33,343,165.05
A2F       5,939,000.00     1,131,191.26         4,458.56             7,202.86       11,661.42     0.00      0.00        1,126,732.70
M1        9,143,000.00     9,143,000.00             0.00            63,924.81       63,924.81     0.00      0.00        9,143,000.00
M2        6,531,000.00     6,531,000.00             0.00            47,077.63       47,077.63     0.00      0.00        6,531,000.00
B         5,551,000.00     5,551,000.00             0.00            40,013.46       40,013.46     0.00      0.00        5,551,000.00
BB        6,975,000.00     4,658,082.59             0.00            12,899.80       12,899.80     0.00      0.00        4,658,082.59
R                 0.00             0.00             0.00                 0.00            0.00     0.00      0.00                0.00
TOTALS  132,687,000.00    61,987,052.97     1,634,072.63           391,738.51    2,025,811.14     0.00      0.00       60,352,980.34

X       130,609,778.33    61,529,838.92             0.00                 0.00            0.00     0.00      0.00       59,951,884.12
---------------------------------------------------------------------------------------------------------------------------------

             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                PASS-THROUGH RATES
----------------------------------------------------------------------------------------------        ----------------------------
                    PRIOR                                                         CURRENT                           CURRENT
                    PRINCIPAL                                                     PRINCIPAL                        PASS-THRU
CLASS  CUSIP        FACTOR          PRINCIPAL      INTEREST        TOTAL          FACTOR               CLASS        RATE
----------------------------------------------------------------------------------------------         ---------------------------
A1A    04541NAA5       0.00000000    0.00000000   0.00000000      0.00000000       0.00000000           A1A        2.013750 %
A1F    04541NAB3     743.43733515   34.64168339   4.68985056     39.33153395     708.79565176           A1F        7.570000 %
A2F    04541NAC1     190.46830443    0.75072571   1.21280687      1.96353258     189.71757872           A2F        7.641000 %
M1     04541NAD9   1,000.00000000    0.00000000   6.99166685      6.99166685   1,000.00000000           M1         8.390000 %
M2     04541NAE7   1,000.00000000    0.00000000   7.20833410      7.20833410   1,000.00000000           M2         8.650000 %
B      04541NAF4   1,000.00000000    0.00000000   7.20833363      7.20833363   1,000.00000000           B          8.650000 %
BB     BCC03C2Y4     667.82546093    0.00000000   1.84943369      1.84943369     667.82546093           BB         7.000000 %
TOTALS               467.16749169   12.31524286   2.95235034     15.26759321     454.85224883
X      BCC03C2Z1     471.09672573    0.00000000   0.00000000      0.00000000     459.01528114           X          0.000000 %
-----------------------------------------------------------------------------------------------        -----------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

               ---------------------------------------------------
                               Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       450 West 33rd Street,, 14th floor,
                            New York, New York 10036
                     Email: Gouri.s.mukherjee@jpmchase.com
               ---------------------------------------------------


Sec. 4.06(iii)        O/C Amount                                           4,256,986.38
                      Targeted O/C Amount                                  4,897,866.69
                      O/C Deficiency Amount                                  772,972.61
                      O/C Release Amount                                           0.00
                      Monthly Excess CashFlow Amount                               0.00
                      Monthly Excess Interest Amount                         132,092.30
                      Extra Principal Distribution Amount                    132,092.30

Sec. 4.06(iv)         Servicing Fee                                           20,147.13
                      PMI Fee                                                 22,480.09

Sec. 4.06(v)          Current Advances                                             0.00

Sec. 4.06(vi)         Collateral Balance Group 1                          57,234,063.01
                      Collateral Balance Group 2                           2,717,821.12

Sec. 4.06(vii)        Group 1 Ending Number of Loans                              1,032
                      Group 2 Ending Number of Loans                                 14

                      Group 1 Weighted Average Term to Maturity                     239
                      Group 2 Weighted Average Term to Maturity                     268

                      Group 1 Weighted Average Mortgage Rate                     9.93 %
                      Group 2 Weighted Average Mortgage Rate                     9.30 %


Sec. 4.06(viii)Loans Delinquent
                          Group 1
                                                                    Principal
                         Category              Number                Balance               Percentage
                         1 Month                        81             4,555,982.46                  7.96 %
                         2 Month                        28             1,532,253.89                  2.68 %
                         3 Month                       119             7,457,342.91                 13.03 %
                         Total                         228            13,545,579.26                 23.67 %

                          Group 2
                                                                    Principal
                         Category              Number                Balance               Percentage
                         1 Month                         1               347,627.58                 12.79 %
                         2 Month                         0                     0.00                  0.00 %
                         3 Month                         2               146,767.18                  5.40 %
                          Total                          3               494,394.76                 18.19 %
                          Group Totals
                                                                    Principal
                         Category              Number                Balance               Percentage
                         1 Month                        82             4,903,610.04                  8.18 %
                         2 Month                        28             1,532,253.89                  2.56 %
                         3 Month                       121             7,604,110.09                 12.68 %
                          Total                        231            14,039,974.02                 23.42 %

                         Please Note : Delinquency Numbers include Foreclosure and Bankruptcies

Sec. 4.06(viii)Loans in Foreclosures
                                              Loans in Foreclosure
                          Group 1
                                               Principal
                          Number               Balance                Percentage
                                   34            1,908,016.95                  3.33 %
                          Group 2
                                                 Principal
                         Number                 Balance               Percentage
                                    1              124,089.63                 4.57 %
                        Group Totals
                                                Principal
                         Number                 Balance               Percentage
                                   35            2,032,106.58                 3.39 %

Sec. 4.06(viii)Loans in Bankruptcy
                                                        Loans in Bankruptcy

                                    Group 1
                                                         Principal
                                    Number               Balance                Percentage
                                             66            4,514,379.68                  7.89 %
                                    Group 2
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                 0.00%
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                             66            4,514,379.68                  7.53 %

Sec. 4.06(ix)Loans in REO
                                    Group 1
                                                         Principal
                                    Number               Balance                Percentage
                                             24            1,261,944.20                  2.20 %
                                    Group 2
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                             24            1,261,944.20                  2.10 %


Sec. 4.06(x)          Book Value of REO Loans                                            1,261,944.20

Sec. 4.06(xi)         Principal Prepayments Group 1                                      1,301,999.98
                      Principal Prepayments Group 2                                              0.00

Sec. 4.02(xii)        Prepayment Penalties                                                  12,899.80

Sec. 4.06(xiii)       Realized Losses Incurred in Group 1                                   75,974.47
                      Realized Losses Incurred in Group 2                                        0.00
                      Cumulative Realized Losses Incurred in Group 1                     3,159,163.76
                      Cumulative Realized Losses Incurred in Group 2                        71,465.33



Sec. 4.06(xiv)        Class A-1A Unpaid Realized Loss Amount                                     0.00
                      Class A-1A Applied Realized Loss Amount                                    0.00
                      Class A-1A Applied Realized Loss Amortization Amount                       0.00

                      Class A-1F Unpaid Realized Loss Amount                                     0.00
                      Class A-1F Applied Realized Loss Amount                                    0.00
                      Class A-1F Applied Realized Loss Amortization Amount                       0.00
                      Class A-2F Unpaid Realized Loss Amount                                     0.00
                      Class A-2F Applied Realized Loss Amount                                    0.00
                      Class A-2F Applied Realized Loss Amortization Amount                       0.00

                      Class M1 Unpaid Realized Loss Amount                                       0.00
                      Class M1 Applied Realized Loss Amount                                      0.00
                      Class M1 Applied Realized Loss Amortization Amount                         0.00

                      Class M2 Unpaid Realized Loss Amount                                       0.00
                      Class M2 Applied Realized Loss Amount                                      0.00
                      Class M2 Applied Realized Loss Amortization Amount                         0.00
                      Class B Unpaid Realized Loss Amount                                        0.00
                      Class B Applied Realized Loss Amount                                       0.00
                      Class B Applied Realized Loss Amortization Amount                          0.00

Sec. 4.06(xv)         Class A1-A Interest Carry Forward Amount                                   0.00
                      Class A1-F Interest Carry Forward Amount                                   0.00
                      Class A2-F Interest Carry Forward Amount                                   0.00
                      Class M1 Interest Carry Forward Amount                                     0.00
                      Class M2 Interest Carry Forward Amount                                     0.00

                      Class B Interest Carry Forward Amount                                      0.00

                      Class BB Interest Shortfall                                           14,272.35

Sec. 4.06(xvi)        Prepayment Interest Shortfalls not covered by the Servicer                 0.00
                      Relief Act Shortfall                                                       0.00


Sec. 4.06(xix)        Trustee Fee                                                              897.31
Sec. 4.06             Special Service Fee Due From Prior Period                            307,200.00
Sec. 4.06             Current Special Service Fee Due                                       21,750.00
Sec. 4.06             Total Special Service Fee Due                                        328,950.00
Sec. 4.06             Total Special Service Fee Paid This Period                                 0.00
Sec. 4.06             Total Special Service Outstanding at the End of the Period           328,950.00

Sec. 4.06(xx)         Libor Carryover Class A1-A                                                 0.00

Sec. 4.06(xxi)        Ending Overcollateralization Deficiency Amount                       640,880.31
                      Ending Class BB Reserve Fund Balance                                       0.00
                      Class BB Reserve Fund Withdrawl                                            0.00
                      Class X Distributable Amount                                               0.00

Sec. 4.06(xxii)       Current Delinquency Percentage                                        17.3444 %
Sec. 4.06(xxii)       Six Month Rolling Delinquency Percentage                              17.0369 %
Sec. 4.06(xxii)       Has the Trigger Event Occured                                                NO

Sec. 4.06(xxiii)      Available Distribution Amount                                      2,013,808.64
                      Interest Remittance Amount                                           511,828.31
                      Principal Remittance Amount                                        1,501,980.33


Sec. 4.06(xxvi)       Substitution Principal Amount                                              0.00
Sec. 4.08(xxvi)       Substitution Principal Amount                                              0.00


Sec. 4.06(xxvii)      Repurchased Principal Amount                                               0.00
Sec. 4.08(xxvii)      Repurchased Principal Amount                                               0.00

                      Liquidation Proceeds                                                       0.00
